Summary Prospectus	April 29, 2020

The Alternative Income Fund
No Load Class (KWINX)
Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, Kinetics Mutual Funds, Inc. will send a notice, either by mail or e-mail, each time your fund’s updated report is available on our website www.kineticsfunds.com. Investors enrolled in electronic delivery will receive the notice by e-mail, with links to the updated report and do not need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling (800) 930-3828. Your election to receive reports in printed format will apply to all funds held in Kinetics Mutual Funds, Inc.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at http://kineticsfunds.com/reports.htm. You can also get this information at no cost by calling (800) 930-3828 or by sending an e-mail request to kineticsfunds@usbank.com, or from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated April 29, 2020, are incorporated by reference into this Summary Prospectus.

Investment Objectives
The primary investment objective of the Alternative Income Fund is to provide current income and gains. The Alternative Income Fund seeks to obtain long-term growth of capital as a secondary objective. The Alternative Income Fund is the sole “feeder fund” to The Alternative Income Portfolio, a series of Kinetics Portfolios Trust.

Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the Alternative Income Fund.

Fee Table(1)

SHAREHOLDER FEES (fees paid directly from your investment)	No Load Class
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less, if applicable)	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)		No Load Class
Management Fees(1)		0.90%
Distribution (Rule 12b-1) Fees		None
Other Expenses		1.11%
Shareholder Servicing Fees	0.25%
Other Operating Expenses	0.86%
Acquired Fund Fees and Expenses		0.05%
Total Annual Fund Operating Expenses(2)		2.06%
Fee Waiver and/or Expense Reimbursements(3)		-1.06%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursements		1.00%

(1)
This table and the example below reflect the aggregate expenses of the Alternative Income Fund and the Alternative Income Portfolio. The management fees paid by the Alternative Income Fund reflect the proportionate share of fees allocated to the Alternative Income Fund from the Alternative Income Portfolio.

(2)
Total Annual Fund Operating Expenses do not correlate to the ratio of operating expenses to average net assets before expense reimbursement found in the “Financial Highlights” section of this Prospectus, which reflects the Alternative Income Fund’s operating expenses and does not include acquired fund fees and expenses (“AFFE”).

(3)
Horizon Kinetics Asset Management LLC, the investment adviser to the Alternative Income Portfolio of the Kinetics Portfolio Trust (the “Investment Adviser”), has agreed to waive management fees and reimburse Fund expenses so that Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursements do not exceed 0.95%, excluding AFFE. These waivers and reimbursements are in effect until May 1, 2021, and may not be terminated without the approval of the Board.

Example. This Example is intended to help you compare the cost of investing in the Alternative Income Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Alternative Income Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Alternative Income Fund’s operating expenses remain the same (taking into account the expense limitation only in the first year). Although your actual costs may be higher or lower, based on these assumptions your cost for the Alternative Income Fund would be:

	1 Year	3 Years	5 Years	10 Years
No Load Class	$102	$543	$1,011	$2,305

Portfolio Turnover. The Alternative Income Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Alternative Income Portfolio’s, and therefore the Alternative Income Fund’s, performance. During the most recent fiscal year, the Alternative Income Portfolio’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategy
The Alternative Income Fund is a diversified fund that invests all of its investable assets in the Alternative Income Portfolio, a series of Kinetics Portfolios Trust. Under normal circumstances, the Alternative Income Portfolio will hold a portfolio of primarily fixed income securities and, conditions permitting, implement an equity put writing option strategy intended to generate returns from the receipt of option premiums. The Alternative Income Portfolio will thereby only be able to seek to fulfill its primary investment objective of generating current income and gains by collecting premiums on written put options while maintaining a portfolio of primarily fixed income securities that serve as collateral to cover obligations pursuant to the written options. In addition to writing options when appropriate, the Alternative Income Portfolio may also purchase options in certain circumstances. The Alternative Income Portfolio’s secondary objective is to achieve long-term growth of capital.

The Alternative Income Portfolio implements option strategies on market indexes, exchange-traded funds (“ETFs”) or company specific equity securities, receiving up-front cash payments from the purchasers of these options in exchange for providing the purchasers with the right to potentially sell an underlying security to the Alternative Income Portfolio. If the prevailing market value of the underlying equity securities on an expiration date exceeds the exercise price of the put option that the Alternative Income Portfolio has written, it is expected that the option will not be exercised. In such instance, the Alternative Income Portfolio would not be required to purchase any securities and the received premium would be considered income.

At the time of writing (selling) a put option, the aggregated amount of all the notional obligations of the option positions (the sum of all the exercise prices referenced) held by the Alternative Income Portfolio may not exceed 100% of the Alternative Income Portfolio’s total assets. In this way, the Alternative Income Portfolio intends to have available at all times cash or fixed income investments to satisfy any obligations to purchase securities pursuant to options written.

The Investment Adviser selects option investments based on market volatility levels, underlying security valuations and perceived market risks. Further, the Investment Adviser evaluates relative option premiums and implied volatilities in determining preferred option contract terms, such as exercise prices and expiration dates. The Alternative Income Portfolio will typically buy or sell exchange-traded options on market indexes, diversified and non-diversified ETFs, real estate investment trusts (“REITs”), convertible securities and U.S. listed stocks of individual companies. The Alternative Income Portfolio may also invest in foreign securities, including up to 100% in emerging markets, directly or through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”). To the extent the Alternative Income Portfolio buys or sells options on single stock equity securities, the aggregate notional exposure to a specific underlying company will typically not exceed 5% of the Alternative Income Portfolio’s net assets at the time of investment.

To satisfy collateral requirements related to the use of derivatives and provide full coverage of potential security purchase obligations related to written options, the Alternative Income Portfolio may invest up to 100% of its net assets in fixed income securities including cash or cash equivalents, fixed income closed-end funds (“CEFs”) and ETFs. There are no limitations as to the maturities or credit ratings of the fixed income securities in which the Alternative Income Portfolio may invest, however, fixed income securities held by the Alternative Income Portfolio are generally issued by the U.S. government or investment grade, large capitalization U.S. companies.

In managing the Alternative Income Portfolio’s fixed income holdings, the Investment Adviser focuses on achieving a reasonable risk-adjusted return with an emphasis on capital preservation, while seeking long term growth of capital. The Investment Adviser will select fixed income securities based on market liquidity, duration risk, credit risk, and yield to maturity.

In connection with the Alternative Income Portfolio’s positions in derivatives, the Alternative Income Portfolio segregates liquid assets or will otherwise cover its position in accordance with applicable U.S. Securities and Exchange Commission (“SEC”) requirements. Additionally, the Alternative Income Portfolio may participate in securities lending arrangements up to 33-1/3% of the securities in its portfolio with brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio.

The Alternative Income Portfolio may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments.  The Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria and when the Investment Adviser believes the purchase of additional equity securities would not further the investment objective of the Alternative Income Portfolio during such periods of time.  Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Alternative Income Portfolio may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.

If the market advances during periods when the Alternative Income Portfolio is holding a large cash position, the Portfolio may not participate as much as it would have if it had been more fully invested in securities.  In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the Alternative Income Portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Alternative Income Portfolio holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.

Principal Investment Risks
Investing in common stocks has inherent risks that could cause you to lose money. The principal risks of investing in the Alternative Income Fund, and indirectly the Alternative Income Portfolio, are listed below and could adversely affect the net asset value (“NAV”), total return and the value of the Alternative Income Fund, Alternative Income Portfolio and your investment. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a principal risk of investing in the Alternative Income Fund, and indirectly the Alternative Income Portfolio, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

ª	Convertible Securities Risks: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity and interest rate risk.

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Credit/Default Risk: The risk that an issuer or guarantor of fixed-income securities held by the Alternative Income Portfolio (which may have low credit ratings), or the counterparty in a derivative investment, may default on its obligation to pay interest and repay principal.

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Derivatives Risks: The Alternative Income Portfolio’s investments in options and other derivative instruments may result in loss. Derivative instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Alternative Income Portfolio. If a secondary market does not exist for an option purchased or written by the Alternative Income Portfolio, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (1) an option purchased by the Alternative Income Portfolio would have to be exercised in order for the Alternative Income Portfolio to realize any profit and (2) the Alternative Income Portfolio may not be able to sell portfolio securities covering an option written by it until the option expires or it delivers the underlying security, upon exercise. To the extent the Alternative Income Portfolio segregates assets to cover derivative positions, the Alternative Income Portfolio may impair its ability to meet current obligations, to honor requests for redemption and to manage the Alternative Income Portfolio properly in a manner consistent with its stated investment objective.

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Emerging Markets Risks: The risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries as have historically been the case.

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Exchange-Traded Funds (ETFs) Risks: ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, passively-managed ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as Standard & Poor’s, selects as representative of a market, market segment or industry sector. A passively-managed ETF is designed so that its performance will correspond closely with that of the index it tracks. Conversely, actively-managed ETFs seek an investment objective by investing in a basket of securities based on the investment strategy and discretion of the ETF’s adviser. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales.  To the extent a fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the fund will indirectly be subject to leveraging risk. As a shareholder in an ETF, the Alternative Income Portfolio will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses.

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Foreign Securities Risks: The Alternative Income Portfolio may invest in foreign securities directly or through ADRs, GDRs and IDRs. Foreign securities can carry higher returns but involve more risks than those associated with U.S. investments. Additional risks associated with investment in foreign securities include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

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Interest Rate Risk: The risk that when interest rates increase, fixed-income securities held by the Alternative Income Portfolio will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant. The risks associated with changing interest rates may have unpredictable effects on the markets and the Alternative Income Portfolio's investments.

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Leveraging Risks: Investments in derivative instruments may give rise to a form of leverage. The Investment Adviser may engage in speculative transactions, which involve substantial risk and leverage. The use of leverage by the Investment Adviser may increase the volatility of the Alternative Income Portfolio. These leveraged instruments may result in losses to the Alternative Income Portfolio or may adversely affect the Alternative Income Portfolio’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Alternative Income Portfolio may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

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Liquidity Risks: The Alternative Income Portfolio’s investments in options and, to the extent it invests in certain non-investment grade fixed income securities, including CEFs or ETFs, makes the Alternative Income Portfolio especially susceptible to the risk that during certain periods the liquidity of certain issuers or industries, or all securities within particular investment categories, will decrease or disappear suddenly and without warning as a result of adverse market or political events, or adverse investor perceptions. Natural disasters, public health emergencies (including epidemics and pandemics), terrorism and other global unforeseeable events may lead to instability in world economies and markets, market volatility and may have adverse long-term effects.

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Option Transaction Risks: Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. By writing put options on equity securities, the Alternative Income Portfolio gives up the opportunity to benefit from potential increases in the value of the common stocks above the exercise prices of the written put options, but continues to bear the risk of declines in the value of its common stock portfolio. The Alternative Income Portfolio will receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

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REITs Risks: REITs may be affected by economic forces and other factors related to the real estate industry. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable law, or (ii) maintain their exemptions from registration under the 1940 Act.

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Sector Concentration Risk: Although the Alternative Income Portfolio will not concentrate its investments in any industries, the Alternative Income Portfolio may, at certain times, have concentrations in one or more sectors which may cause the Portfolio to be more sensitive to economic changes or events occurring in those sectors. As of December 31, 2019, the Portfolio had 35.5% invested in the Finance and Insurance sector.

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Security Selection Risks: The Alternative Income Portfolio securities selected by the Investment Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Alternative Income Portfolio’s, and therefore the Alternative Income Fund’s, investment objective.

Who may want to invest?
The Alternative Income Fund may be appropriate for investors who:

ª	wish to diversify their portfolios;

ª	wish to generate income and capital; and

ª	are comfortable with the risks described herein.

Performance
The bar chart and table shown below illustrate the variability of the Alternative Income Fund’s returns. The bar chart indicates the risks of investing in the Alternative Income Fund by showing the changes in the Alternative Income Fund’s performance from year to year (on a calendar year basis). The table shows how the Alternative Income Fund’s average annual returns, before and after taxes, compared with those of the Bloomberg Barclays U.S. 1-3 Year Credit Bond Index and the Bloomberg Barclays U.S. Aggregate Bond Index, which represent broad measures of market performance. The past performance of the Alternative Income Fund, before and after taxes, is not necessarily an indication of how the Alternative Income Fund or the Alternative Income Portfolio will perform in the future. Performance reflects fee waivers in effect. If fee waivers were not in place, the Alternative Income Fund’s performance would be reduced. Updated performance information is available on the Fund’s website at http://www.kineticsfunds.com or by calling the Fund toll-free at (800) 930-3828.

Important note about performance reflecting the Fund’s prior investment strategy. The performance shown for periods prior to January 1, 2013 reflects a previous investment objective and strategy. The Fund sought long-term growth of capital as its primary investment objective with a secondary objective to obtain current income while investing at least 80% of its assets in securities of companies engaged in water infrastructure and natural resources with a specific water theme and related activities. Effective January 1, 2013, the Fund’s performance reflects the significantly different investment objective of seeking to generate income and capital gains with long-term growth of capital as its secondary investment objective while investing in primarily fixed income securities while utilizing an options strategy.

Best Quarter:	2011	Q4	8.01%
Worst Quarter:	2011	Q3	-14.09%

The Alternative Income Fund’s after-tax returns as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), the information on after-tax returns is not relevant to your investment.

Average Annual Total Returns as of 12/31/2019

	1 Year	5 Years	10 Years	Since Inception (June 29, 2007)
The Alternative Income Fund (KWINX) No Load
Return Before Taxes	2.47%	2.53%	1.90%	0.61%
Return After Taxes on Distributions	1.81%	2.31%	1.61%	0.36%
Return After Taxes on Distributions and Sale of Fund Shares	1.46%	1.85%	1.36%	0.38%
Bloomberg Barclays U.S. 1-3 Year Credit Bond Index (reflects no deductions for fees, expenses or taxes)	5.01%	2.24%	2.33%	3.08%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	8.72%	3.05%	3.75%	4.36%

Management
Investment Adviser. Horizon Kinetics Asset Management LLC is the Alternative Income Portfolio’s investment adviser.

Portfolio Managers. The Alternative Income Portfolio is managed by an investment team with Mr. Stahl and Mr. Houk as the Co-Portfolio Managers. Each investment team member serves as a research analyst.

Investment team member	Primary Title	Years of Service with the Fund
Peter B. Doyle	Investment Team Member	9
Murray Stahl	Co-Portfolio Manager	9
James Davolos	Investment Team Member	8
Matthew Houk	Co-Portfolio Manager	4
Steven Tuen	Investment Team Member	4
Steven Bregman	Investment Team Member	4

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Kinetics Mutual Funds – The Alternative Income Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-800-930-3828, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. The minimum initial investment for both regular accounts and IRAs is $2,500 ($2,000 for Coverdell Education Savings Accounts). There is no minimum on subsequent investments for all account types.

Tax Information
Unless you are investing through a tax-deferred arrangement, such as a 401(k) or an IRA, the Fund’s distributions will generally be taxable to you at ordinary income or capital gain tax rates, and you will generally recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its Investment Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.